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                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 1998

                              DEL WEBB CORPORATION

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
           DELAWARE                                                       86-0077724
(STATE OR OTHER JURISDICTION OF             1-4785                       (IRS EMPLOYER
        INCORPORATION)             (COMMISSION FILE NUMBER)           IDENTIFICATION NO.)
         6001 NORTH 24TH STREET                                                    85016
            PHOENIX, ARIZONA                                                     (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (602) 808-8000

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

     Exhibit 1.1 hereto is certain financial and operating data for Del Webb Corporation at and for the three and nine month periods ended March 31, 1997 and 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

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
Exhibits
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
  1.1 Certain financial and operating data of Del Webb Corporation at and for the three and nine months ended March 31, 1997 and 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DEL WEBB CORPORATION

                                          By:    /s/ ROBERTSON C. JONES

                                            ------------------------------------
                                                     Robertson C. Jones
                                             Vice President and General Counsel

Date: April 27, 1998

                                 EXHIBIT INDEX

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
EXHIBIT NO.                           DESCRIPTION
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
    1.1 Certain financial and operating data of Del Webb Corporation at and for the three and nine months ended March 31, 1997 and 1998.
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